                                                                      EXHIBIT 15

           THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Seven for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July 1998.


                                                /s/ Michael A. Carpenter
                                                Chairman of the Board, President
                                                and Chief Executive Officer
                                                The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:


         That I, JAY S. BENET of West Hartford, Connecticut, a director and Senior Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Seven for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July 1998.



                                              /s/ Jay S. Benet
                                              Director and Senior Vice President
                                              The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a director and Senior Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Seven for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July 1998.



                                             /s/ George C. Kokulis
                                             Director and Senior Vice President
                                             The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, ROBERT I. LIPP of Scarsdale, New York, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Seven for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July 1998.



                                               /s/Robert I. Lipp
                                               Director
                                               The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, IAN R. STUART of East Hampton, Connecticut, a director, Senior Vice President and Chief Financial Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Seven for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July 1998.



                                            /s/ Ian R. Stuart
                                            Director, Senior Vice President and
                                            Chief Financial Officer
                                            The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Seven for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July 1998.



                                             /s/ Katherine M. Sullivan
                                             Director, Senior Vice President and
                                             General Counsel
                                             The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, MARC P. WEILL of New York, New York, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Seven for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July 1998.



                                                 /s/Marc P. Weill
                                                 Director
                                                 The Travelers Insurance Company